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                   EXCLUSIVE MANUFACTURING & SUPPLY AGREEMENT



This Exclusive Manufacturing and Supply Agreement ("Agreement") is made and entered into this 29th day of November, 2006 by and between Evolve Projects, LLC, an Ohio limited liability company ("Evolve"), with notice address at P.O. Box 13417, Akron, OH 44334 and CirTran Corporation, a Nevada corporation, with principal offices at 4125 South 6000 West, West Valley City, UT 84128 ("Manufacturer").

                                    RECITALS

Evolve is engaged in the business of marketing and distributing health and fitness equipment and services.

Manufacturer is engaged in the business of manufacturing various products on an exclusive basis for marketing and distribution.

Evolve approached Manufacturer with a piece of fitness equipment for the following purpose: strengthening and rehabilitating the lower back and adjacent areas of human body. Manufacturer determined that Evolve's design was impractical for manufacture overseas due to its weight and complexity. Manufacturer has proposed an alternative design that performs many of the same functions as Manufacturer's design, but that can be manufactured and shipped at a substantially lower cost due to savings in weight and complexity. Evolve desires Manufacturer to produce prototypes of the new design. Manufacturer is willing to incur the cost to do so, but only if Evolve agrees to have Manufacturer manufacture, on an exclusive basis, the Product, upon the terms and conditions set forth herein.

In consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt of which are hereby acknowledged, the parties hereto agree as follows:

                                   DEFINITIONS
                                   -----------

For purposes of this Agreement:

1. Definitions. For purposes of this Agreement the following terms shall have the following meanings:

         (a) "Applicable Laws" means all applicable determinations of any governmental authority and all applicable federal, state or local laws, statutes, ordinances, rules, regulations and orders.


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         (b)      "Product"  means the fitness  equipment  product  known as the
                  "CorEvolution", which is generally depicted in Schedule A to Exhibit A hereto. References to the Product will include all variations and derivations thereof, whether developed during the prototyping process described in Section 2 hereof or after commercial release of the Product.

         (c) A "Qualified Evolve Termination" means a termination of this Agreement (i) by Manufacturer due to Evolve's material breach,
                  (ii) as a result of Evolve not agreeing to the an increase in price pursuant to paragraph 5.2. A "Qualified Manufacturer Termination" means a termination of this Agreement by Evolve due to Manufacturer's material breach.

         (d) "Specifications" means the specifications for the Product, packaging and labeling (if any) as set forth on the attached Exhibit A. In the event that complete specifications are not attached to this Agreement at the time it is executed, the parties shall thereafter mutually agree in writing upon the completion of the Specifications and attach them hereto as Exhibit A. For purposes of Section 10, the Specification shall be deemed to have been provided by Evolve.

         (e) "Upsell Products" means products and accessories marketed by Evolve with the Product that relate to, complement or enhance the Product.

2. Finalization of Design and Prototype. Based on the CAD files presented by Manufacturer, Evolve has approved the current design of the Product. In reliance on Evolve's agreements herein, Manufacturer will prepare the necessary jigs and other tooling to assemble a prototype (the "Prototype") of the Product based on the current design for inspection by Evolve. Evolve shall promptly inspect the Prototype and determine whether the Prototype conforms to the Specifications and if the Prototype is reasonably acceptable to Evolve. Evolve will notify Manufacturer in writing of any problems or deficiencies of the Prototype and required changes within 10 business days. Manufacturer shall respond to any reasonable requests of Evolve and produce a new Prototype for approval by Evolve. Once a Prototype is approved by Evolve, Evolve will execute Manufacturer's First Article Approval Form (the "Approval Form") to authorize the manufacture of the Product. Evolve will use its reasonable commercial efforts to cooperate with Manufacturer and will not unreasonably withhold or delay execution of the Approval Form to authorize manufacture of the Product. The parties acknowledge that Manufacturer may not commence manufacture until the Prototype has been approved and Approval Form executed, and that delivery dates must allow time for Prototype approval, ramp-up of the factory and surface shipping to Port of Los Angeles. Once the Prototype is approved and Approval Form executed by Evolve, the parties will agree on the pricing of the Product based on Manufacturer's production and shipping costs in accordance with Section 5. For purposes of
         Section 10, the design approved in accordance with this Section 2 shall be deemed to have been provided by Evolve.


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3.       Sale of Products and Upsell Products; Packaging.

         3.1 Requirements. Subject to the terms and conditions hereafter set forth, during the "Term" of this Agreement (as defined in Section 7 below), Evolve agrees to buy from Manufacturer, on an exclusive basis, all of its requirements for the Product identified in Exhibit A. During the first three years of the Term (as defined below), Evolve agrees to purchase a minimum of 20,000 units of the Product during the first year of the Term, 30,000 units of the Product during the second year of the Term and 40,000 units of Product the third year of the Term (the "Minimum Annual Quantity"), subject to the terms and conditions of this Agreement, including, without limitation, Manufacturer's compliance with its obligations hereunder. Evolve and Manufacturer have agreed on the Minimum Annual Quantity in good faith, and the parties acknowledge that in certain circumstances described below this agreement may be terminated prior to the sale of the entire Minimum Annual Quantity. Evolve shall submit purchase orders for the Product from time to time in accordance with Section 3.3 below.

         3.2 Packaging. Subject to Evolve's rights with respect to the protection of its trademark and the determination of text, color and packaging sizes as addressed in sections 6.1 and 6.3 hereof, Manufacturer shall be responsible for the selection, sourcing and purchasing of all materials and packaging for the Product as described on Exhibit A (collectively, the "Packaging"). Any additional packaging shall be the responsibility of Evolve unless the parties otherwise agree in writing.

         3.3 Purchase Orders. Each purchase order ("Purchase Order") for the Product shall be in writing and shall ---------------- specify the quantity of the Product to be manufactured and the date upon which Evolve desires to have the Product ready for delivery (the "Requested Delivery Date") unless a shorter lead time is authorized by Manufacturer. Such Purchase Orders shall be placed at least sixty (60) days prior to the Requested Delivery Date. Product must be ordered in whole shipping container lots. Manufacturer estimates that a standard 20 foot container will require not more than ____ packaged units and a 40 foot High-Q container will require not more than ____ packaged units. When final packaging has been determined, and whenever changes to packaging affect the number of units in a container, Manufacturer will notify Evolve of the number of units in a whole container lot. Minimum lead time for shipment and other terms will be set forth in Exhibit A attached hereto. Subject to Section 3.4, Manufacturer shall deliver the Product on or before the Requested Delivery Date. Upon Evolve's delivering a written purchase order to Manufacturer, Manufacturer shall confirm in writing within three business days its acceptance or rejection of such Purchase Order. If no such notice is received from Manufacturer within such three business day period, Manufacturer will be deemed to have accepted such Purchase Order, and shall be obligated under


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                  this  Agreement to timely  deliver the Product as set forth in such  Purchase  Order,  subject to  adjustment as set forth in
                  Section 3.6 hereof.

         3.4 Shipment. Prior to being transported from Manufacturer's factory, all Product shall be packaged according to Evolve's specifications. All Product will be shipped to the Port of Los Angeles ______________________ (Note: Need to discuss closer port to fulfillment company based in Michigan) at Manufacturer's expense; provided that Evolve may specify in its purchase order another deep water port in the continental United States in which event Evolve will be responsible for all increased shipping costs. Transportation to the final Evolve destination, which destination shall be specified by Evolve in the applicable purchase order, is the responsibility of Evolve. Product will be inspected prior to shipment at Evolve's expense by PRO QC, or another professionally certified inspector that is mutually agreeable to the parties (the "Inspector"), to confirm that the Product conforms to the criteria to be designated by the parties in the Inspection Checklist (herein "Clearance"). No units of any Product shall be shipped to Evolve until such units have satisfied the Clearance criteria; provided that if Evolve elects not to have the Inspector inspect a particular shipment, such shipment shall be deemed to have satisfied the Clearance criteria. Other than the cost of inspection and a 50% deposit, Evolve shall have no payment or other obligation under this Agreement or otherwise with respect to any such units until they have satisfied such Clearance criteria. Satisfaction of the Clearance criteria shall constitute acceptance of the Product by Evolve for all purposes and Evolve shall have no further conditions to payment for the balance owing with respect to the accepted shipment. Notwithstanding the foregoing, acceptance of the Product by Evolve does not affect, in any way, either party's duties and obligations under this
                  Agreement. In particular, Evolve agrees that it may not exercise any right under the UCC to revoke acceptance of a shipment which has been accepted in accordance with this Agreement. In the event the Clearance criteria are not satisfied, the Inspector shall notify the Manufacturer in writing of the defects and Manufacturer shall have the right to appeal to the Inspector or correct or repair any defects. In the event the Clearance criteria are not satisfied, Manufacturer shall reimburse Evolve for the cost of Clearance for a shipment of replacement or repaired Products. After satisfaction of the Clearance criteria (the "Clearance Date"), all risk of damage and loss to the Product that is the subject of a shipment transfers to Evolve.

         3.5 Artwork. Evolve shall produce and deliver to Manufacturer all artwork for Product logos and marks ("Materials"), when applicable and necessary, and Manufacturer shall use such materials without modification, addition or revision of any type other than necessary resizing.


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         3.6      Inventory  Forecast.  For purposes of production and inventory planning, on or about the first day of each calendar month, Evolve will provide to Manufacturer a non-binding forecast of Purchase Orders to be submitted by it during each of the next six months (the "Forecasts"). The Forecasts will detail the number of units of the Product estimated to be purchased through Purchase Orders during the period covered by the Forecast and anticipated delivery dates. Notwithstanding the above, to enable Evolve to more accurately gauge initial demand  for the  Product,  Evolve  is not  required  to submit
                  Forecasts during the first 60 days after the date the Prototype is approved. The parties acknowledge that Forecasts shall be based on Evolve's good faith efforts to accurately reflect the timing and amount of Product orders based on all relevant information available to Evolve at the time of the Forecast. Notwithstanding the foregoing, Evolve will promptly notify Manufacturer of any material change in the applicable Forecast, which Evolve anticipates as a result of market
                  developments   or  other   relevant   factors.   The   parties
                  acknowledge and agree that any failure or inability of Evolve to meet any Forecast shall not be deemed a breach of this Agreement.

         3.7 Upsell Products. During the term of this Agreement, the parties agree that Manufacturer shall have the exclusive right to manufacture or source manufacturing for Upsell Products. Whenever Evolve develops a potential Upsell Product, it shall so notify Manufacturer and the parties will negotiate in good faith the terms of adding such Upsell Product to this Agreement. The parties shall add Upsell Products in accordance with this Section 3.7 by signing or initialing a new Exhibit A-x describing the Upsell Product and a new Exhibit B-x setting forth the initial pricing of the Upsell Product, which Exhibits shall be attached to and form part of this Agreement. Except as set forth on the relevant Exhibits A-x and B-x, the terms of sale of the Upsell Products will be the same as the terms for sale of the Product hereunder. Notwithstanding the above, Manufacturer may decline the opportunity to add a particular Upsell Product to the Agreement.

4.       Manufacturing Procedures and Warranty.

         4.1 Procedures. Manufacturer and Evolve shall mutually agree in writing upon appropriate procedures to determine whether each Product conforms to the Prototype (the "Procedures"). Similarly, the packaging designs, containers, dimensions, and materials shall be approved in writing by Evolve and Manufacturer and the procedures for determining compliance therewith attached to this Agreement as a schedule ("Mutual Procedures").

         4.2 Quality Control. Manufacturer shall itself maintain, and shall require that its subcontractors and any and all raw material suppliers maintain, a quality control program designed to assure compliance with the Specifications, Procedures and
                  Mutual  Procedures.   Unless  otherwise  agreed  upon  by  the


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                  parties,  Manufacturer will provide the manufacturing process, any required manufacturing technology, manufacturing capacity,
                  labor,   transportation  logistics,   systems  and  facilities
                  necessary for the manufacture, assembly, testing, packaging, and delivery of the Products in a manner that complies with the Specifications, and will use its best efforts to identify the lowest cost/highest quality materials and equipment to manufacture the Product.

         4.3 New Sample, Specifications. In the event that during the Term the Specifications change or Manufacturer proposes to change materials or manufacturing practices, it may submit to Evolve an updated sample of the Product as manufactured by Manufacturer (the "Sample"). Evolve will have 10 days after receipt of the Sample to determine whether the Sample conforms to the Specifications. Unless Evolve notifies Manufacturer within such 10-day period that the Sample does not conform, giving the particulars of non-conformance, then all Product thereafter manufactured by Manufacturer that is substantially identical to the Sample (subject to normal manufacturing tolerances) shall be conclusively and irrebuttably presumed to conform to the Specifications.

         4.4 Subcontractors. The Product will be manufactured by Manufacturer or by subcontractors selected by the Manufacturer. Manufacturer shall terminate the services of any subcontractor upon Evolve's prior written notice that such subcontractor is not performing as required under this Agreement (i.e., the subcontractor is not providing quality products or services, etc.) unless the subcontractor cures, to Evolve's satisfaction, any material deficiency noted by Evolve within 30 days of Evolve's written notice to Manufacturer. All delays or damages caused by any subcontractor's failure to perform its obligations in the manner required of Manufacturer as set forth in this Agreement ("Subcontractor's Breach") shall be the obligation of Manufacturer, and Evolve shall have such rights and remedies against Manufacturer as if the Subcontractor's Breach initially had been Manufacturer's breach.

         4.5      Warranty & RMAs.

                  4.5.1 Manufacturer Warranty. Manufacturer warrants for a period of twelve (12) months from the Clearance Date of the Products that (a) the Product will conform to the Specifications, Procedures and Mutual Procedures applicable to such Product at the time of its manufacture; and (b) such Product will be of good material and workmanship and free from defects in the manufacture, assembly and packaging of the Product. Manufacturer shall, to the extent possible, pass through to Evolve any warranties for components of the Products purchased for Evolve.


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                  4.5.2    Product Misuse and Warranty  Exclusion.  Manufacturer
                           does not warrant any Products that Manufacturer demonstrates to have been subjected to mishandling, accident, misuse, neglect, improper testing, improper or unauthorized repair, alteration, damage, assembly, processing or any other inappropriate or unauthorized action or inaction that alters physical or other properties in the Products.

         4.6 RMA. Manufacturer will repair or replace defective Products caused by a breach of Manufacturer's warranties in accordance with Manufacturer's standard return material authorization process and procedure ("RMA"). If Evolve desires to return a manufactured Product based on a claim of defective
                  workmanship,   Evolve   will   request  an  RMA  number   from
                  Manufacturer. Evolve will then send to Manufacturer's Utah manufacturing facility the defective product with a return purchase order identifying the RMA number. Manufacturer will analyze all RMA Products and, if a failure to comply with the warranty set forth in Section 4.5 is found (a "Warranty Defect"), and the RMA Products are received by Manufacturer within 30 days following the end of the warranty period for the RMA Product, Manufacturer will repair or replace, at Manufacturer's option, the Product within 30 business days. Repaired or replacement Products shall be warranted as an original Product under section 4.5.1. If a Warranty Defect is found, Manufacturer will pay for all transportation charges for all Products returned to Manufacturer under warranty and all transportation charges involved in the return of repaired warranted Products to Evolve or its distribution agent in the United States.

         4.7 Limitation of Liability. EXCEPT WITH RESPECT TO SECTIONS 4.10, 4.11, 10.1, 11, AND 12, UNDER NO CIRCUMSTANCES SHALL
                  MANUFACTURER BE LIABLE TO EVOLVE OR TO ANY OTHER PERSON OR ENTITY FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL, OR INDIRECT DAMAGES, LOSS OF GOODWILL OR BUSINESS PROFITS, WORK STOPPAGE, DATA LOSS, COMPUTER FAILURE OR MALFUNCTION, OR FOR ANY AND ALL OTHER DAMAGES, LOSS, OR EXEMPLARY OR PUNITIVE DAMAGES, ARISING FROM THE SERVICES OR PRODUCTS PROVIDED PURSUANT TO THIS AGREEMENT. EXCEPT AS SET FORTH IN THE PRECEDING SENTENCE OR AS OTHERWISE SPECIFICALLY STATED IN THIS AGREEMENT OR AN AMENDMENT THERETO, AND EXCEPT FOR A BREACH UNDER THE PARTIES' RESPECTIVE CONFIDENTIALITY OBLIGATIONS AND FOR LIABILITY CAUSED BY GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF A PARTY, UNDER NO CIRCUMSTANCES WILL EITHER PARTY BE LIABLE TO THE OTHER UNDER ANY CONTRACT, STRICT LIABILITY, NEGLIGENCE, OR OTHER LEGAL OR EQUITABLE THEORY, FOR ANY PUNITIVE, INDIRECT,


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                  INCIDENTAL OR CONSEQUENTIAL  DAMAGES OR FOR LOST PROFITS, LOST
                  REVENUE  OR  ANTICIPATED   SAVINGS  IN  CONNECTION  WITH  THIS
                  AGREEMENT.

         4.8 Inspection. Evolve or its designee may from time to time inspect Manufacturer's facilities (both domestic and international) upon 10 days' prior notice and make recommendations concerning the manufacture, material, workmanship, testing, and quality control for the Product. Manufacturer shall give Evolve or its designee reasonable access to Manufacturer's facilities for these purposes. Such inspection shall be based on a statistically significant sample of the Product with a reasonable rate of rejection. Evolve shall pay for the inspection.

         4.9 Records. Manufacturer shall maintain an up-to-date file of specifications for the Product supplied to Evolve, including, but not limited to, performance standards, dimensional information, and material/physical specifications.

         4.10 Delays. Acceptance of a Purchase Order by Manufacturer indicates that Manufacturer will have the capacity and factory space to produce the necessary quantity of Product on a timely basis consistent with current production timing. Upon the request of Evolve, Manufacturer will from time to time inform Evolve of the amount of factory space allocated for production of the Product. Manufacturer will inform Evolve immediately of any occurrence which will or is expected to result in any delay in ship date or quantity as specified on the Purchase Order. Manufacturer shall also notify Evolve of all corrective action being taken to minimize the effect of such occurrence. Manufacturer intends to have two facilities in China, whether its own or those of a subcontractor, capable of producing the Product and if volume warrants a third facility will be added. If Manufacturer is unable to fulfill a Purchase Order via any of its facilities in China, then Manufacturer agrees to use its best efforts to fulfill such Purchase Orders from other manufacturing facilities in China, at no additional cost or expense to Evolve.

         4.11     Recalls or Seizures.

                  If any of the Product is the subject of a recall or seizure by any governmental authority or in the event any governmental authority requests or suggests that any of the Products be recalled or withdrawn, and Evolve and Manufacturer agree, or in the event Evolve and Manufacturer shall deem that such a recall is necessary or advisable because the Product does not comply with the governmental law or regulations at issue, Evolve will be solely responsible for executing such recall or taking all legal measures to release the Product from seizure or impoundment, and the expense of such actions shall be allocated between the parties as set forth below.


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                  If the  recall or  seizure  is  attributable  a failure of the
                  Specifications to comply with applicable law or a safety or performance issue relating to the Specifications, Evolve shall bear the entire cost and expense of remedial measures to comply with such applicable law. Manufacturer represents and warrants that, to the best of its knowledge, it is not aware of facts or circumstances that would make the Specifications not in compliance with applicable law or the existence of any safety or performance issue relating to the Specifications. If the recall or seizure is attributable to a failure of Manufacturer to comply with applicable law regarding export or other customs regulations, or with respect to the conditions of manufacture or the employment of persons engaged therein, or with other applicable law including, without limitation,
                  the   payment  of  taxes   (collectively   "Legal   Failure"),
                  Manufacturer  shall indemnify  Evolve for all direct costs and
                  expense   of  the  recall  or   seizure   including,   without
                  limitation:

                  (a) All costs and expenses of notifying the trade or consumers of said recall or withdrawal to the level acceptable to the regulatory agency;

                  (b) All freight charges actually incurred by Evolve, or paid by Evolve to its distributors, related to the retrieval of the Products; and

                  (c) The salaries of any additional employees, contractors and agents that Evolve is required to retain solely to effect the recall or seizure.

                  If the parties disagree about the cause of a recall or seizure, Evolve shall submit representative samples to an independent third party approved by both parties, which shall make its own determination as to the cause of the recall or seizure, which determination shall be final and binding upon the parties. Evolve will not delay a required recall or seizure to wait for the decision of the third party.

5.       Prices; Payment

         5.1 Price. Evolve shall pay Manufacturer for the Product purchased at the prices agreed to after the Prototype is approved in accordance with Section 2 (the "Price") depending on the cumulative number of units of Product that have been purchased by Evolve. Such Pricing shall be set forth in Exhibit B to be agreed to by the parties and executed by both parties after approval of the Prototype and shall become, upon execution, a part of this Agreement. In the event the parties cannot agree on the Price, this Agreement shall be immediately terminated in accordance with Section 7.

         5.2 Adjustment in Price. Manufacturer shall have the right to increase the Price if its actual, third party U.S. dollar denominated costs increase and result in increased costs; provided, however, that in no event shall the Product prices


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                  increase  by  more  than  the  sum  of  (a)  any  increase  in
                  Manufacturer's   actual   out-of-pocket   cost  of  production
                  materials, including materials purchased from third party subcontractors, (b) any increase in Manufacturer's actual out-of-pocket cost for shipping, customs, taxes or similar charges, and (c) any increase in Manufacturer's labor costs. Notwithstanding the above, the Price will not increase during the first twelve (12) months of the Term. Subject to the terms herein, any increase in Price shall be effective upon 30 days' written notice to Evolve of such change. Such change shall apply to any new orders made after the effective date of the change. Any purchase orders that were placed for immediate delivery consistent with past purchase orders but remain unfilled in whole or in part at the effective time of such change shall be delivered at the old price. If Manufacturer
                  makes  a  price   change  to  the  Product   that  renders  it
                  uneconomical for Evolve to continue to market the Product, then Evolve shall have the option, exercisable within 60 days after notice of the price change, to terminate this Agreement without penalty on 60 days' written notice; provided that
                  Section 7.5.3 shall apply with respect to Evolve's right to purchase the Product or any substantially similar product from a third party following such termination.

         5.3 Payment Terms. Payment for each order of Product placed by Evolve shall be made as follows: 50% of the total payment for the number of units ordered shall be paid by wire transfer of immediately available funds, upon the placement of the order, with the balance due before shipment arrives at the U.S. port of destination. Manufacturer will notify Evolve of the shipment date and anticipated arrival date. Manufacturer will release the Bill of Lading to Evolve or its designee within three business days after receiving payment as set forth herein regardless of whether the shipper has arrived in port. Any amounts not paid when due shall bear interest at the rate of 1.5% per month or the highest rate allowed by law. Any storage or demurrage charges incurred at the port pending receipt of Evolve's payment shall be paid by Evolve. Manufacturer will consider in good faith proposals from Evolve for alternative financing that provides Manufacturer with equal or greater security for payment, but Manufacturer shall have sole discretion to accept or reject any such proposal.

6.       Development, Licensing and Ownership.

         6.1 Product and Product Marks. Without affecting in any way Evolve's duties and obligations under this Agreement to Manufacturer, including its payment responsibility under section 5.3, as between Manufacturer and Evolve, Evolve shall own all right, title and interest in and to the Product. Evolve shall sell the Product under its own trademarks, service marks, symbols or trade names, if any ("Evolve Marks"). Solely in connection with the performance of this Agreement, Evolve grants Manufacturer the right to reproduce and print on the Product the Evolve Marks as are designated by

                  Evolve. Manufacturer agrees that it will not use the Evolve Marks in advertising or promotional materials or place the Evolve Marks on goods or otherwise without prior written consent of Evolve. Manufacturer agrees that it shall not sell or distribute, or assist any party other than Evolve to sell or distribute, in any manner whatsoever any goods marked or designated with the Evolve Marks, or any derivation thereof, except to Evolve, without obtaining Evolve's prior written consent.

         6.2 Repurchase Responsibility. Evolve may change the Specifications for the Packaging (if any) with at least 30 days' prior notice to Manufacturer. Evolve may change the Specifications for the Product with at least 30 days' prior notice to Manufacturer; provided that if such change in Specifications will increase Manufacturer's costs (including costs of raw materials, manufacturing or quality control) the change will not be effective until the parties mutually agree to appropriate adjustments to the purchase price of the Product. Manufacturer shall promptly implement the requested changes to the Specifications and Evolve shall (i) reimburse Manufacturer, within 30 days of the date of invoice, for the cost of any packaging materials or finished Product in inventory that is rendered obsolete because of the changes;
                  and (ii) pay any agreed upon increase in the cost of production of the Product due to the changes. In no event shall Evolve be responsible for purchasing any raw material, components or other supplies which Manufacturer can use in the ordinary course of its business or other products sold to other companies.

         6.3 Packaging Materials and Artwork. If Manufacturer is responsible for the development of any Packaging, Manufacturer shall maintain sufficient inventory of Packaging, as applicable, to ensure continuity of service in accordance with Evolve's Product forecasts. Evolve shall have all rights and title to art, plates, negatives or designs prepared for Evolve by Manufacturer or its printer, lithographer, or bag, box, or carton manufacturer/vendor, and all artwork shall become the possession of Evolve upon notice of termination of this Agreement by either party. Evolve shall pay the Manufacturer for the cost of preparing these materials, subject to Evolve's prior written approval of such costs. The designs, including texts, color and sizes of Packaging shall be determined by Evolve. The fee payable by Evolve for Manufacturer supplied artwork, if any, shall be negotiated by the parties.

7.       Term and Termination.

         7.1 Term. The Term of this Agreement shall commence upon its execution and shall continue for a period of five years thereafter unless terminated as set forth herein and shall continue thereafter on a month to month basis unless terminated by either party on written notice. Any termination pursuant to the preceding sentence shall be effective 30 days after the date of the notice.

         7.2 Early Termination for Failure to Agree on Price Prior to Production. In the event the parties cannot agree, after the Prototype has been approved by Evolve, upon the pricing terms of the Product in accordance with Section 5.1, this Agreement shall be terminated. Upon such termination, the Manufacturer shall deliver to Evolve a statement with the costs incurred by Manufacturer in producing any Prototypes. Evolve agrees to promptly pay such costs to Manufacturer within 10 days. In such event, although Manufacturer agrees that the Product, its design and the intellectual property relating to the Product are the property of Evolve, Evolve agrees that it will not manufacture, or cause any third party to manufacture, any Product or any product that is substantially similar to or derived from the Product after the termination of this Agreement.

         7.3 Termination for Material Breach. Either party may terminate this Agreement on 30 days' prior written notice to the other party based on a material breach of this Agreement by the non-terminating party, unless such breach is cured within such 30-day period or, in the event of a non-monetary breach that cannot reasonably be cured within 30 days, that the breaching party commences within such thirty day period steps calculated to cure the breach as soon as practicable and the cure is completed within 45 days. In the event of a termination by Manufacturer due to Evolve's breach, Evolve grants the Manufacturer a non-exclusive license for a period of 180 days following termination to utilize Evolve's intellectual property (including its patents, designs and trademarks) solely for the purpose of liquidating Manufacturer's inventory of Products (including Product assembled from Manufacturer's inventory of raw materials and work in progress). In the event of termination of this Agreement due to Manufacturer's breach,
                  (a) Evolve shall have the right, but not the obligation, to purchase, at the price determined below, all or any part of the supply of work in progress ("WIP"), packed, labeled or on hand Product if such right is exercised within 10 days after termination. In no event shall Evolve be responsible for purchasing any raw material, components or other supplies that Manufacturer can use in the ordinary course of its business or other products sold to other companies. The price for any items sold will be (i) for finished Products, the price provided herein, (ii) for all other items, Manufacturer's actual third party cost, plus a mark-up of 10%; provided that such sale is "as is, where is" and Evolve shall be responsible to promptly remove the purchased items from Manufacturer's facility.

         7.4 Early Termination. If Evolve does not have any other valid means of terminating this Agreement pursuant to the terms hereof, and Evolve still desires to terminate this Agreement, this Agreement may still be terminated by Evolve prior to the sale of the Minimum Annual Quantity for each of the first three years of the Term, or at any time during the remainder of the Term, by prior written notice if all of the following conditions apply:

                  (a) All invoices and payment for Product subject to non-cancelable orders have been paid in full (whether or not then due) and Evolve is not in default under this Agreement.

                  (b) Evolve, through a senior executive officer, certifies to Manufacturer in writing that (1) Other than sales of existing inventory of the Product purchased from Manufacturer, Evolve is no longer advertising or promoting the Product and has no plans to advertise or promote the Product or any substantially similar product, (2) continued sale of the Product is no longer profitable to Evolve, (3) other than sales of existing inventory of the Product purchased from Manufacturer, Evolve has no plans or intentions to manufacture, distribute or sell the Product or any substantially similar product, and (4) Evolve is aware of agrees to abide by its exclusivity provisions as set forth above. Good faith certification under this Section 7.4(b) will not preclude Evolve from again advertising, promoting, manufacturing, distributing or selling the Product if circumstances subsequently change and at least three
                           (3) months have elapsed since the later of termination or the last televised advertising of the Product.

                  (c) Evolve submits to Manufacturer at the time of Evolve's notice of termination, a Purchase Order for the shipment as soon as manufacturing schedules permit of a number of units of Product equal to three
                           (3) times the average monthly number of units of Product purchased during the term preceding Evolve's notice of termination, excluding any months in which no Product was purchased (the "Final Release"). In lieu of the Final Release, if requested by Evolve in its notice of termination, Evolve may (i) purchase from Manufacturer, Manufacturer's then existing inventory of Product, and (ii) pay to Manufacturer a release payment (the "Release Payment") equal to the product of (x) Manufacturer's per unit gross profit on the Product at the time of termination, multiplied by (y) the number of units which would have been required to be purchased in the Final Release, less the number of units in the inventory purchased pursuant to clause (i). If Evolve elects the Release Payment in lieu of the Final Release, Manufacturer will notify Evolve of its gross profit per unit and existing Product inventory as soon as practicable after receipt of Evolve's notice of termination, and the Release Payment shall be due and payable within 30 days after Evolve's receipt of Manufacturer's notice. If the Release Payment is made, the number of units which would have been included in the Final Release will be deemed to have been sold hereunder for purposes of Section 7.5.3.

         7.5      Rights Upon Expiration or Termination.

                  7.5.1 Purchase Orders. In the event of expiration of this Agreement, Manufacturer will comply with all outstanding Purchase Orders for delivery within 60 days after expiration. In the event of a Qualified Manufacturer Termination by Evolve, Evolve will have the right to cancel any outstanding Purchase Orders or to require Manufacturer to finish such Purchase Orders.

                  7.5.2 Inventory. In the event of expiration or termination of this Agreement, Evolve will have the right, but not the obligation, to purchase any Products in inventory that Manufacturer has in its possession. Evolve shall have the right, but not the obligation, to purchase Manufacturer's inventory of the Products by giving notice to Manufacturer within 20 days after the effective date of the expiration or termination. The purchase price for the finished manufactured Product shall be the price as provided herein plus actual freight, handling charges, customs duties and taxes if paid by Manufacturer on the shipment to Evolve's possession and in sound condition.

                  7.5.3    No  Further  Rights.  In the event of  expiration  or
                           termination of this Agreement prior to the sale of 50,000 units of the Product hereunder (the "Threshold Quantity"), Evolve shall have no further rights to manufacture or to cause a third party to manufacture the Product or any substantially similar product utilizing any of the intellectual property relating to the same unless Evolve shall first pay to Manufacturer a fee (the "Recoupment Fee") equal to
                           (i) seven  Dollars  ($7.00) per unit,  multiplied  by
                           (ii) the difference between the Threshold Quantity and the number of units of Product actually sold hereunder. The Recoupment Fee, if applicable, shall be payable no later than the time when Evolve commences manufacture of the Product or enters into agreements for a third party to manufacture the Product. Upon the request of Manufacturer given from time to time following termination or expiration of this Agreement, Evolve shall promptly certify whether or not it has directly or indirectly commenced manufacture of the Product or any substantially similar product.

                  7.5.4 Survival. The following terms will survive the expiration or termination of this Agreement: Sections 4.5, 4.6, 4.7, 4.11, 6.1, 7.2, 7.3, 7.4, 7.5, 9, 10,
                           11, 12, and 15.6. Upon expiration or termination of this Agreement for any reason whatsoever, (i) all amounts then properly owed by Evolve to Manufacturer shall become immediately due and payable and (ii) except as specifically provided in this Section 7, all rights and obligations of the parties shall terminate.

8.       Compliance with Regulations.

         8.1 Regulatory Reports. Each party shall promptly furnish the other with copies of reports or other information relating to the Product prepared by it, or on its behalf, to be filed with any governmental authorities or received from any governmental authorities. Any and all issues concerning the distribution, advertising or promotion of the Product shall be addressed and resolved by Evolve. Any and all issues raised with respect to the manufacturing of the Product shall be resolved by Manufacturer.

         8.2 Export Control. Manufacturer agrees that it will not export, re-export, resell or transfer, or otherwise ship or deliver any Product, assembly, component or any technical data that violate any export controls or limitations imposed by the United States or any other governmental authority, or to any country for which an export license or other governmental approval is required at the time of export without first obtaining all necessary licenses or other approvals. Evolve acknowledges that Manufacturer will transfer the specifications and other technical data regarding the Product to its manufacturing facility in China, and to the best of Evolve's knowledge such transfer will not violate such export controls or limitations. Evolve will provide Manufacturer with all licenses, certifications, approvals and authorizations in order to permit Manufacturer to comply with all export laws, rules and regulations for the shipment and delivery of the Products. Evolve shall also be responsible for complying with any legislation or regulations governing the importation of the Products into the country of destination and for payment of any duties thereon.

9.       Representations and Warranties.

         9.1 Both Parties. Each Party warrants to the other that (i) it is an entity duly organized, valid, existing and in good standing under the laws of the state, province or country of its incorporation or establishment and has the corporate or equivalent power to own its assets and properties and to carry on its business as now being conducted; (ii) its obligations hereunder shall be performed in full compliance with the Applicable Laws; (iii) it will cooperate with the other, as necessary, to remain in full compliance with the Applicable Laws; (iv) the execution, delivery and performance of this Agreement have been duly authorized, do not violate its certificate of incorporation, by-laws or similar governing instruments or Applicable Law and do not, and with the passage of time will not, materially conflict with or constitute a breach under any other agreement, judgment or instrument to which it is a party or by which it is bound; (v) its employment and labor practices comply in all respects to Applicable Law in the jurisdiction in which such labor is performed; and (vi) this Agreement is the legal, valid and binding obligation of such party, enforceable in accordance with its terms.

         9.2 Manufacturer. Manufacturer warrants and represents: (i) it will not and has not knowingly infringed any copyright, patent, trade secret or other property right of any party in the performance of the services required by this Agreement;
                  (ii) it will obtain from Manufacturer's employees and subcontractors, if any, any necessary assignment, license, and release of all, if any, interests in the Product; and (iii) Manufacturer's actions in manufacturing and designing the Product will not cause the Product to be in violation of consumer product safety laws or the requirements of other Applicable Laws.

         9.3 Evolve. Evolve warrants and represents: (i) it will not and has not knowingly infringed any copyright, patent, trade secret or other property right of any party in the provision of the design and any specifications or the sale of the Product; (ii) there is no suit, action, arbitration, or legal, administrative or other proceeding or governmental or quasi-governmental investigation pending or, to the best knowledge of Evolve, threatened against or affecting the Product; (iii) it will obtain from Evolve's employees and subcontractors, if any, any necessary assignment, license, and release of all, if any, interests in the Product; and (iv) the design and specifications of the Product, to the extent provided by Evolve, will conform to all consumer product safety laws and meet the requirements of all other Applicable Laws.

10.      Indemnification and Insurance.

         10.1 Manufacturer Indemnity. Manufacturer will defend, indemnify and hold harmless Evolve and its Members, employees, directors, officers and agents against any third party allegations, demands, suits, investigations, causes of action, proceedings or other claims ("Third Party Claims") and from all damages, liabilities, judgments, costs and expenses (including attorneys' fees and costs) and other such losses ("Losses") which are based on, and arise in connection with, such Third Party Claims to the extent based on any of the following: (i) any claim that the Product, including the Product Packaging, is defective, including without limitation, illness, personal injury or death caused by the Product or any other product liability claim related to the Product, which results from the design or Specifications provided by
                  Manufacturer, (ii) any grossly negligent act or omission by Manufacturer, including, without limitation, those relating to or affecting the condition, quality or character of the Product; (iii) any failure of Product to conform with the applicable Specifications; (iv) any failure of Manufacturer to comply with any Applicable Law; or (v) any other breach of Manufacturer's obligations under this Agreement, including, without limitation, any representations or warranties of Manufacturer.

         10.2 Evolve Indemnity. Evolve will defend, indemnify and hold harmless Manufacturer, its subcontractors and their respective employees, directors, officers and agents any Third Party Claims (as defined above) and any Losses (as defined above) which are based on, and arise in connection with, such Third Party Claims and to the extent based on any of the following:
                  (i) any negligent act or omission by Evolve relating to Evolve's design and Specifications for the Product or marketing and promotion of the Product; (ii) the Product infringing upon any intellectual property rights of a third party, including, without limitation, patent, copyright, trade secret, trademark, etc.; (iii) any failure of Evolve to comply with any Applicable Law; (iv) any other breach of Evolve's obligations under this Agreement, including any representations or warranties of Evolve; or (v) any allegation of illness, personal injury or death caused by the Product or any other product liability claim related to the Product or any claim that the Product is defective, which is based on or results from the design or Specifications provided by Evolve.

         10.3 Indemnification Procedures. The Party entitled to indemnification under this Section 10 (the "Indemnified Party") will provide the Party obligated to provide indemnification under this Section 10 (the "Indemnifying Party") with prompt notice of any Third Party Claim for which its seeks indemnification, provided that the failure to do so will not excuse the Indemnifying Party of its obligations under this Section 10 except to the extent prejudiced by such failure or delay. The Indemnifying Party will defend any such Third Party Claim and have the sole right to control the defense and settlement of the Third Party Claim, provided that the Indemnified Party may not, without the Indemnified Party's consent, enter into any settlement, which admits guilt, liability or culpability on the part of the Indemnified Party. The Indemnified Party will provide reasonable cooperation to the Indemnifying Party in defending any Third Party Claim.

         10.4 Insurance. During the Term of this Agreement and for a period of six months thereafter, Manufacturer agrees to maintain a product liability insurance policy with an insurance carrier with respect to any Product sold by it hereunder with at least $1,000,000 per occurrence and at least $2,000,000 in the aggregate. Such policy shall name Evolve as an additional insured (not just as a "Vendor") Manufacturer shall pay all premiums relating to such policy. Manufacturer shall provide Evolve with a certificate of insurance, which provides that Evolve, as the additional insured, shall be notified, in writing, by the insurance carrier of change in the policy (including any termination), not less than 30 days prior to the effective date of such change (including termination)

         10.5 Confidentiality. Each Party agrees that it shall not, directly or indirectly, at any time divulge or communicate to any person, or use to the detriment of a party to this Agreement, or for the benefit of itself or any other person, any proprietary information or technology of the other party. Except as otherwise required by law, any proprietary information or technology received by a party, or its or their representatives which is clearly denoted as confidential shall be kept confidential and shall not be used or disclosed for any purpose other than in furtherance of the purposes of this Agreement. This obligation of confidentiality shall not extend to information that (a) is or becomes generally available to the public other than as a result of a disclosure by a party in violation of this Agreement or any other confidentiality agreement, (b) was in the possession of a party prior to its receipt from the other party, or (c) becomes available to a party or its Affiliate on a nonconfidential basis from a source other than a party to this Agreement, provided such source is not in violation of a confidentiality agreement with the party whose information is being disclosed.

         10.6 Employees, Agents and Representatives. Each Party represents and warrants to the other that it has adopted policies and procedures with respect to the receipt and disclosure of confidential or proprietary information, with its employees, agents and representatives. Each party represents and warrants to the other that it will exert all reasonable commercial efforts to cause its employees, agents, subcontractors and representatives to maintain and protect the confidentiality of the other party's proprietary information and technology. The confidentiality obligation set forth in this Agreement shall be observed for the term of the Agreement and for a period of three years following the termination of the Agreement. Each Party acknowledges that a breach of this provision may cause the non-breaching party irreparable damage, for which the award of damages would not be adequate compensation. Consequently, the non-breaching party may institute an action to enjoin the breaching party from any and all acts in violation of those provisions, which remedy shall be cumulative and not exclusive, and shall be in addition to any other relief to which the non-breaching Party may be entitled at law or in equity and such remedy shall not be subject to the arbitration provisions of Section 15.6.

11. Non-Solicitation. Evolve further agrees that during the term of this Agreement and for a period of three years from the date of a Qualified Evolve Termination, Evolve will not, on behalf of itself or any competitor of Manufacturer, (i) compete for, or engage in the solicitation of, or attempt to divert or take away from Manufacturer, any customer or supplier of Manufacturer who has done business with Manufacturer during the 12 months immediately preceding the termination of the Agreement for the purpose of providing to or having manufactured by such a customer products and services that are competitive with the Product; (ii) compete for, solicit or attempt to divert or take away from Manufacturer any prospective customer that has expressed an interest in doing business with Manufacturer, and about which Evolve learned while the Agreement was in effect, for the purpose of providing products and services that are competitive with the Product; or (iii) hire or engage or attempt to hire or engage any individual, or attempt to induce an individual to terminate their employment, who was an employee of Manufacturer at any time during the 12 months immediately prior to the termination of the Agreement.

         Manufacturer further agrees that during the term of this Agreement and for a period of three years from the date of a Qualified Manufacturer Termination, Manufacturer will not, on behalf of itself or any competitor of Evolve, (i) compete for, or engage in the solicitation of, or attempt to divert or take away from Evolve, any customer of Evolve who has done business with Evolve during the 12 months immediately preceding the termination of the Agreement for the purpose of providing to such a customer products and services that are substantially identical to the Product; (ii) compete for, solicit or attempt to divert or take away from Evolve any prospective customer that has expressed an interest in doing business with Evolve, and about which Manufacturer learned while the Agreement was in effect, for the purpose of providing products and services that are substantially identical to the Product; or (iii) hire or engage or attempt to hire or engage any individual, or attempt to induce an individual to terminate their employment, who was an employee of Evolve at any time during the 12 months immediately prior to the termination of the Agreement.

         11.1 Non-Competition. During the term of this Agreement, and for a period of three years from the date of a Qualified Manufacturer Termination or Qualified Evolve Termination of this Agreement or the expiration of this Agreement, both parties agree that they shall not:

                  (a) engage directly or indirectly, whether for itself or as employee or agent of or consultant or advisor to any person or any company, firm or other business entity, in marketing or furnishing goods products or services that are competitive with the Product; nor

                  (b) have any interest as a proprietor, partner, director or stockholder in any company firm, or other business entity that manufactures or sells products or services that are competitive with the Product except that nothing herein shall limit a party from owning up to 5% of the aggregate voting stock of any such company, firm or entity that has any class of stock registered under the provisions of Section 12 of the United States Securities Exchange Act of 1934.

                  As used in this Section 11, the phrase "products and services competitive with the Product", means products and services, whether now known or subsequently developed, that are intended for the identical commercial purpose as the Product and are substantially identical to the Product in form and function. Evolve acknowledges that Manufacturer designs and manufactures exercise and fitness equipment for third parties in the regular course of its business and such activities will not be considered "products and services competitive with the Product" unless the third party product is a direct copy or knock-off of the Product. This Section 11 shall not apply to Evolve if it has purchased the Threshold Quantity of Product hereunder or if it has paid the Recoupment Payment to Manufacturer.



12. Intellectual Property. Evolve hereby grants to Manufacturer a non-exclusive, royalty-free license to its Intellectual Property solely to the extent necessary for Manufacturer to perform its obligations hereunder. Such rights may be sublicensed to subcontractors solely for to the extent necessary and for the purpose of performing Manufacturer's obligations under this Agreement. Evolve shall retain all right, title and interest in Evolve's Intellectual Property. Manufacturer hereby grants to Evolve a non-exclusive, royalty-free license to its Intellectual Property solely to the extent necessary for Evolve to perform its obligations hereunder. Manufacturer shall retain all right, title and interest in Manufacturer's Intellectual Property. Except as set forth in this Section and in Section 6, each Party hereby acknowledges and agrees that it does not have and shall not acquire, any interest in any other party's Intellectual Property trademarks, trade names or trade dress unless otherwise expressly agreed to in a writing executed by both Parties. For purposes of this Agreement, "Intellectual Property" means all intellectual property rights recognized under any jurisdiction, including, without limitation, patents, copyrights, trademarks and trade secrets.

13. No Conflict. Manufacturer and Evolve acknowledge that they have not previously entered into any contractual arrangement that would conflict with the rights granted, or the services to be provided by Manufacturer or Evolve hereunder.

14. Force Majeure. Except as provided for in Section 4.10, each shall be excused for any failure or delay in performance hereunder, in whole or in part, to the extent caused by events beyond its reasonable control, such as fire, embargo, strikes (other than strikes of a party or its contractors), wars, acts of God, and acts of terrorism, provided, however, that a Party will not be excused from any failure or delay to the extent it could have been avoided by the use or reasonable precautions or to the extent such party can perform by using commercially reasonable efforts.

15.      Miscellaneous.

         15.1     Amendment.   This  Agreement  may  be  amended,   modified  or
                  supplemented only by a writing signed by the party or parties sought to be bound thereby.

         15.2 Entirety. This Agreement and the Exhibits hereto constitute the entire agreement of Manufacturer and Evolve with respect to the subject matter hereof, and supersede all prior or contemporaneous agreements or understandings of Manufacturer and Evolve with respect to such subject matter.

         15.3 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provisions shall be fully severable and this Agreement shall be construed and enforced as if such legal, invalid or unenforceable provision never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

         15.4 Captions. The captions of this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

         15.5 Notices. Any notice or communication required or permitted to be delivered hereunder shall be in writing addressed to the party to be notified, and shall be delivered by depositing it with a nationally recognized overnight delivery service or in the United States mail, postage prepaid, and either registered or certified with return receipt requested, or by confirmed facsimile to the fax numbers indicated below, and shall be deemed to be effective upon receipt for overnighted or faxed notice and or three days after being sent for mailed notice. For this purpose, the addresses of the parties shall be:

                      Evolve:                  Evolve Projects, LLC
                                               P.O. Box 13417
                                               Akron, OH 44334
                                               Attn: John Cook
                                               Fax:  (___) __________

                      With a copy to:          Brennan, Manna & Diamond, LLC
                                               Attn: Matthew A. Heinle, Esq.
                                               75 E. Market Street
                                               Akron, Ohio 44308
                                               Phone:  330-253-1832
                                               Fax: 330-253-1842

                      Manufacturer:            CirTran Corporation
                                               4125 South 6000 West
                                               Salt Lake City, UT 84128
                                               Attn: Iehab Hawatmeh
                                               Fax: (801) 963-5180

         15.6 Applicable Law. This Agreement and rights and obligations of the parties hereto shall be governed, construed and enforced in accordance with the laws of the State of Utah. Any controversy between Manufacturer and Evolve arising out of or relating to this Agreement or the breach thereof, shall be settled by binding arbitration, in accordance with the rules then obtaining of the American Arbitration Association or other mutually agreeable ADR services, and any such arbitration shall be held in Salt Lake City, Utah or another location that is mutually agreeable to the parties. Both parties consent and agree to the jurisdiction and venue for such arbitration, and, solely for then purposes of the venue of the arbitration, waive any and all challenges on the basis of jurisdiction, venue or forum non conveniens.

         15.7 Facsimile; Counterparts. The parties agree that signature by facsimile shall hereby be deemed an original signature, and fully binding upon the parties hereto. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

         15.8 Business Day. If any time period set forth in this Agreement expires on any day other than a business day; i.e. upon a Saturday, Sunday or legal or bank holiday, such period shall be extended to and through the next succeeding business day.


         IN  WITNESS  WHEREOF,   Evolve  and  Manufacturer  have  executed  this
Agreement as of the date first set forth above.


EVOLVE PROJECTS, LLC,
an Ohio limited liability company


By:   /s/ John Cook
   -----------------------------
Name: John Cook
Its:  President


CIRTRAN CORPORATION,
a Nevada corporation


By:   /s/ Iehab Hawatmeh
   -----------------------------
Name: Iehab Hawatmeh
Its:  President

                                    Exhibit A
                                    ---------

                     Product Description, Minimum Lead Time

                                    Exhibit B
                                    ---------

                                 Product Pricing

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